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                                           Rule 14a-6(e)(2))
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                          VERMILION BANCORP, INC.
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


















                                           December 21, 1998

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Vermilion Bancorp, Inc. The meeting will be held at the offices of American Savings Bank, located at 714 North Vermilion Street, Danville, Illinois, on Wednesday, January 21, 1999 at 4:30 p.m., Central Daylight Savings Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

     It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

Your continued support of and interest in Vermilion Bancorp, Inc.
are sincerely appreciated.


                            Sincerely,


                            /s/Merrill G. Norton

                            Merrill G. Norton
                            President and Chief Executive Officer















                        VERMILION BANCORP, INC.
                       714 North Vermilion Street
                        Danville, Illinois 61832
                             (217) 442-0270

                NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON January 20, 1999

     NOTICE IS HEREBY GIVEN that an Annual Meeting of
Stockholders of Vermilion Bancorp, Inc., ("Company") will be held at the office of American Savings Bank, located at 714 North
Vermilion Street, Danville, Illinois on Wednesday, January 20,
1999, at 4:30 p.m., Central Daylight Savings Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

     1. To elect two directors of the Company for a three-year term and until their successors are elected and qualified;

     2.     To ratify the appointment of Olive LLP,
as the Company's independent auditors for the fiscal year ending
September 30, 1999; and

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors of the Company has fixed December 9, 1998, as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.

                              BY ORDER OF THE BOARD OF DIRECTORS


                              William T. Ingram, Secretary
December 21, 1998
Danville, Illinois




                      VERMILION BANCORP, INC.
                   ____________________________

                          PROXY STATEMENT
                   ____________________________


                  ANNUAL MEETING OF STOCKHOLDERS

                          January 20, 1999


General

     This Proxy Statement is being furnished to the stockholders of the Vermilion Bancorp, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors for use at its Annual Meeting of Stockholders ("Annual Meeting") to be held at the office of American Savings Bank (the "Bank"), located at 714 North Vermilion Street, Danville, Illinois, on Wednesday, January 20, 1999, at 4:30 p.m., Central Daylight Savings Time, and at any adjournment thereof, for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about December 21, 1998.

Voting Rights

     Only the holders of record of the outstanding shares of the common stock, $0.01 par value per share, of the Company ("Common Stock") at the close of business on December 9, 1998 (the "Voting Record Date") will be entitled to notice of and to vote at the Annual Meeting. At such date, there were 396,750 shares of Common Stock issued and outstanding.

     Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting. Directors are elected by a plurality of the votes cast with a quorum present. The affirmative vote of the holders of a majority of the total votes present, in person or by proxy, at the Annual Meeting is required for approval of the proposal to ratify the independent auditors.

The presence, either in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on the Voting
Record Date is necessary to constitute a quorum at the Annual
Meeting.

Proxies

     Shares of Common Stock represented by properly executed proxies, if such proxies are received in time and not revoked, will be voted in accordance with the instructions indicated on the proxies. IF NO INSTRUCTIONS ARE INDICATED, SUCH PROXIES WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR DESCRIBED HEREIN,
FOR RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS, AND, IN THE DISCRETION OF THE PROXY HOLDER, AS TO ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING. ANY HOLDER OF COMMON STOCK WHO RETURNS A SIGNED PROXY BUT FAILS TO PROVIDE INSTRUCTIONS AS TO THE MANNER IN WHICH SUCH SHARES ARE TO BE VOTED WILL BE DEEMED TO HAVE VOTED IN FAVOR OF THE MATTERS SET FORTH IN THE PRECEDING SENTENCE.

     A Company stockholder who has given a proxy may revoke it at any time prior to its exercise at the Annual Meeting by (i) giving written notice of revocation to the Secretary of the Company (ii) properly submitting to the Company a duly-executed proxy bearing a later date, or (iii) attending the Annual Meeting and voting in person. All written notices of revocation and other communications with respect to revocation of proxies should be addressed as follows: Vermilion Bancorp, Inc., 714 North Vermilion Street, Danville, Illinois 61832, Attention: Secretary.

Beneficial Ownership

     The following table sets forth information as to the Common Stock beneficially owned, as of December 9, 1998, by the only persons or entities known to the Company to be the beneficial owners of more than 5% of the Common Stock and by all directors and officers of the Company as a group.



Name and Address of     Amount and Nature of       Percent of
Beneficial Owner        Beneficial Ownership (1)

Vermilion Bancorp,
Inc. Employee
Stock Ownership
Plan                         29,271(2)                 7.4%

Tonetine Financial
Partners, L.P. (3)           39,600                    9.9%

Directors:
Merrill G. Norton            19,022(4)                 4.8%
Carl Busby                   17,210(5)                 4.3%
Thomas B. Meyer               8,360(5)                 2.1%
Dr. Robert Ewbank            15,660(5)                 3.9%
William T. Ingram            15,660(5)                 3.9%

All directors and
Officers of the
Company as a Group
(6 persons)                  82,868                   20.9%

____________________________


     (1) Pursuant to rules promulgated by the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as amended ("Exchange Act"), a person or entity is considered to beneficially own shares of Common Stock if the person or entity has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, a person or entity has sole voting and sole investment power with respect to the indicated shares. Shares which are subject to stock options and which may be exercised within 60 days of the Voting Record Date are deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by such person.

     (2)  The Vermilion Bancorp, Inc., Employee Stock Ownership
Plan Trust ("Trust") was established pursuant to the Vermilion Bancorp, Inc., Employee Stock Ownership Plan ("ESOP") by an agreement between the Company and Messrs. Thomas B. Meyer,
William T. Ingram, and Merrill G. Norton, who act as trustees of the plan ("Trustees"). As of December 9, 1998, 29,271 shares held in the Trust had been designated for allocation to participating employees, 2,469 shares have been allocated for participating employees by the ESOP administrators. Under the terms of the ESOP, the Trustees will generally vote the allocated shares held in the ESOP in accordance with the instructions of the participating employees. Unallocated shares held in the ESOP will generally be voted in the same ratio on any matter as those allocated shares for which instructions are given, subject in each case to the fiduciary duties of the ESOP Trustees and applicable law. Any allocated shares which either abstain on the proposal or are not voted will be disregarded in determining the percentage of stock voted for and against each proposal by the participants and beneficiaries.
The amount of Common Stock beneficially owned by directors who serve as Trustees of the ESOP and by all directors and executive officers as a group does not include the unallocated shares held by the Trust.

     (3)  Based upon a Schedule 13D filed by Tontine Financial
Partners, L.P., on April 4, 1997, Tontine Financial Partners,
L.P., is a private investment limited partnership investing in financial institutions.

	(4) Includes 2,667 shares granted under the Company's Stock Option Plan that are vested and exercisable on December 9, 1998.

	(5) Includes 660 shares granted under the Company's Stock
Option Plan that are vested and exercisable on December 9, 1998.



SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's officers, directors and persons who own more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership with the SEC and the National Association of Securities Dealers, Inc. Officers, directors and greater than 10% stockholders are required by regulation to furnish the company with copies of all forms they file pursuant to Section 16(a) of the Exchange Act. The Company knows of no person who owns 10% or more of the Company's Common Stock.

     Based solely on review of the copies of such forms furnished to the Company, or written representations from its officers and directors, the Company believes that during the fiscal year ended September 30, 1998, the Company's officers and directors complied in all respects with the reporting requirements promulgated under
Section 16(a) of the 1934 Act.

          INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR
                 AND DIRECTORS WHOSE TERMS CONTINUE

Election of Directors

     The Bylaws of the Company provide that the Board of Directors shall be divided into three classes which are as equal in number as possible, and that the members of each class of directors are to be elected for a term of three years and until their successors are elected and qualified.

     At the Annual Meeting, stockholders of the Company will be asked to elect two directors of the Company for a three-year term and until their successors are elected and qualified. The nominees for election as directors were selected by the Nominating Committee of the Board of Directors and, each nominee currently serves as a director of the Company. There are no arrangements or understandings between the persons named and any other person pursuant to which such person was selected as a nominee for election as a director at the Annual Meeting. No director or nominee for director is related to any other director or executive officer of the Company by blood, marriage or adoption.

     If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors of the Company.
At this time, the Board of Directors knows of no reason why any of the nominees may not be able to serve as a director if elected.



     The following tables present information concerning each nominee for director and each director whose term continues and reflects his tenure as a director of the Company (including service as a director of the Bank), his principal occupation during the past five years as well as the number of shares of Common Stock beneficially owned by each such person as of the Voting Record Date. Each nominee and each director has been a director of the Company since its formation in 1997.



           NOMINEES FOR DIRECTOR FOR THREE-YEAR TERM


                              Position with                   Common Stock
                         the Company and Bank and             Beneficially
                           Principal Occupation                Owned as of
                               During the         Director    December 9,1998(1)
Name                 Age     Past Five Years       Since       No.        %

Merrill G. Norton    53   Director, President and    1996     19,022(4)  4.8%
                          Chief Executive Officer.
                          Mr. Norton has served as
                          the Bank's president and
                          chief executive officer
                          since 1992, and the
                          Company's President and
                          Chief Executive Officer
                          since 1997. He was the
                          sole proprietor of
                          Merrill G. Norton,
                          CPA from 1973 to 1992.


Carl W. Busby        69   Director, Mr. Busby is     1993     17,210(5)  4.3%
                        an auctioneer, farm and real
                        estate appraiser and
                        agriculture real estate
                        salesman.  He is the president
                        and owner with his wife of
                        Busby Farms, Inc. and Busby
                        Land and Auction Co., Inc.








                DIRECTOR WITH TERM EXPIRING IN 2000


                             Position with                    Common Stock
                        the Company and Bank and              Beneficially
                          Principal Occupation                Owned as of
                               During the        Director     December 9,1998(1)
Name               Age       Past Five Years      Since       No.        %

Thomas B. Meyer     54  Chairman of the            1972      8,360(6)   2.1%
                        Board; Mr. Meyer
                        is an attorney in private
                        practice in Danville, Illinois.
                        He has served as Chairman of the
                        Board of the Bank since 1992
                        and of the Company since 1997.



                      DIRECTOR WITH TERM EXPIRING IN 2001


                                Position with                 Common Stock
                          the Company and Bank and           Beneficially
                            Principal Occupation               Owned as of
                                 During the        Director  December 9,1998(1)
Name                  Age      Past Five Years       Since    No.        %

William T. Ingram      58   Director. Mr. Ingram      1990  15,660(2)   3.9%
                          operates a number of
                          businesses in the Danville,
                          Illinois area, including
                          Automobile Diagnostics,
                          Quick Air Freight, Ingram's
                          Quicklube and Ingram's
                          Apartments.

Dr. Robert Ewbank      66   Director. Dr. Ewbank has  1983  15,660(3)   3.9%
                          been a medical consultant
                          since 1995 when he retired
                          from his oral and
                          maxillofacial surgery
                          practice in Danville, Illinois.



____________________________


     (1) Based on information furnished by the respective individuals. Pursuant to rules promulgated by the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as amended ("Exchange Act"), a person or entity is considered to beneficially own shares of Common Stock if the person or entity has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or
(ii)investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, a person or entity has sole voting and sole investment power with respect to the indicated shares. Shares which are subject to stock options and which may be exercised within 60 days of the Voting Record Date are deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by such person.

     (2) Includes 5,000 shares held by Mr. Ingram and his wife, 3,400 shares held by his wife, 1,600 shares held by Mr. Ingram's individual retirement account, 1,600 shares held by the individual retirement account of his wife and 660 shares granted under the Company's Stock Option Plan that are vested and exercisable on December 9, 1998.

     (3) Includes 5,000 shares held by Dr. Ewbank and his wife and 5,000 shares held by his wife and 660 shares granted under the Company's Stock Option Plan that are vested and exercisable on December 9, 1998.

     (4) Includes 7,700 shares held by the Mr. Norton's individual retirement account and that of his spouse, 3,300 shares owned jointly with his spouse, 4,250 in Mr. Norton's
401K with the Company and 2,667 shares granted under the Company's Stock Option Plan that are vested and exercisable on December 9, 1998.

     (5) Includes 5,000 shares held jointly by Mr. Busby and his wife, 5,000 shares held by Busby Farms, Inc., owned jointly with his wife, 5,400 shares held by Mr. Busby's individual retirement account and 660 shares granted under the Company's Stock Option Plan that are vested and exercisable on December 9, 1998.

     (6) Includes 5,000 shares held jointly by Mr. Meyer and his wife, 2,700 shares held by Mr. Meyer's individual retirement account and 660 shares granted under the Company's Stock Option Plan that are vested and exercisable on December 9, 1998.

The Board of Directors and Its Committees

     Regular meetings of the Board of Directors of the Company are held once a month and special meetings of the Board of Directors of the Company are held from time-to-time as needed. There were 5 meetings of the Board of Directors of the Company and 14 meetings of the Board of Directors of the Bank held during fiscal 1998. No director attended fewer than 75% of the total number of meetings of the Board of Directors of the Company or of the Board of Directors of the Bank held during fiscal 1998 and the total number of meetings held by all committees of the Board on which the director served during such year.

The Company's business is primarily conducted through the Bank, an Illinois-chartered savings bank and a wholly owned subsidiary of the Company. The Board has established various committees to which it has delegated certain responsibilities, including a Nominating Committee, Investment Committee, Audit Committee, Promotion and Advertising Committee and Interest Rate Risk/Asset Liability Committee. No director attended fewer than 75% of the total number of Board meetings and meetings of Board committees on which he served during the fiscal year ended September 30, 1998.

     All of the Board members serve on the Investment Committee and the Interest Rate Risk/Asset Liability Committee and all of the Board members except for Mr. Norton serve on the Nominating Committee. The Audit Committee's current members are Messrs. Meyer, Ewbank and Busby and the members of the Promotion and Advertising Committee are Messrs. Norton and Ingram. During fiscal 1998, the Investment Committee met 12 times, the Interest Rate Risk/Asset Liability Committee met quarterly, the Promotion and Advertising Committee met 2 times, the Audit Committee met 1 time and the Nominating Committee met once.

     The Nominating Committee will consider nominations made by shareholders in conformance with the Company's Articles of Incorporation.

Directors' Compensation

     Members of the Bank's Board of Directors receive $500 per month plus $400 per special meeting attended. Board fees are subject to adjustment by the Board of Directors annually. Board members receive no additional fees for service on board committees. Each of the Bank's directors also serves on the G.B.W. Service Corporation's board of directors without compensation.



Executive Officers Who Are Not Directors

     The following table sets forth certain information with respect to the one executive officer of the Company who is not a director. There are no arrangements or understandings between the Company and such person pursuant to which such person was elected an executive officer of the Company, and such officer is not related to any director or officer of the Company by blood, marriage or adoption.

Name                      Age                        Position

Terry L Stal              46                         Treasurer/
                                                    Asst. Treas.

____________________

     Set forth below is information with respect to the principal occupations of the above executive officer during the last five years.

     Terry L. Stal. Mr. Stal has been Treasurer of the Company since its formation in January of 1997. He has also served as Vice President and Controller of the Bank since 1996. He was previously Director, Secretary and Treasurer of First Prairie Bankshares, Inc., Georgetown, Illinois and Director and Cashier of the First National Bank, Georgetown, Illinois until 1995. In 1996 he served in various capacities as an employee of Eliot Construction Company, Georgetown, Illinois.




                                        EXECUTIVE COMPENSATION

Summary

     The following table sets forth a summary of certain information concerning the compensation awarded to or paid by the Company, for services rendered in all capacities during the last fiscal year to the Chief Executive Officer of the Company and, for the fiscal years ended September 30, 1997 and September 30, 1996, concerning compensation awarded to or paid by the Bank, for services rendered in all capacities during the last two fiscal years to the Chief Executive Officer of the Bank. No other executive officer received salary and bonuses aggregating more than $100,000 during any of the last three fiscal years.


                    Summary Compensation Table


                    Annual Compensation           Long Term Compensation
                                     Other             Awards
Name and   Fiscal                    Annual                  Restricted
Principal  Year   Salary(1) Bonus Compensation(2)            Stock        LTIP
                                                  Options(3) Awards(4)   Payouts
Merrill G. 1998   $85,850   $280       --          8,000     $            $--
Norton     1997    83,900    280       --            --        --          --
           1996    83,200    250       --            --        --          --



Name and   Fiscal    All Other(5)
Principal  Year      Compensation

Merrill G. 1998       $ 16,041
Norton     1997           --
           1996           --





____________________________

     (1) Includes directors fees and fees for services as an officer and director of G.B.W. Service Corporation, a subsidiary of the Bank.

     (2) Does not include amounts attributable to miscellaneous benefits received by the named executive officer, including the payment of club membership dues. The costs to the Company of providing such benefits to the named executive officer during the year ended September 30, 1998 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for such individual.


	(3) Consists of awards granted pursuant to the Company's 1998 Stock Option Plan during the year ended September 30, 1998. Options granted under the 1998 Stock Option Plan vest over a three year period at the rate of 33.3% per year beginning May 5, 1998.

	(4) Represents the value of shares granted under the 1998 Management Recognition Plan and Trust "MRP". Shares under the 1998 MRP will vest over a three year period at the rate of 33.3% per year and commence on May 5, 1998. Dollar amount is equal to the number of shares awarded times the market price of the shares at May 5, 1998 of 16.875.

	(5) Consist of ___________ shares allocated to Mr. Norton account in the Bank's ESOP during the fiscal year ended September 30, 1998 which shares had a market value of $16,041 on the date the shares were allocated.





Employment Agreement

     On January 15, 1997, the Bank has entered into an employment agreement with Mr. Norton under which the Bank agreed to employ Mr. Norton for a term of three years in his current position at an initial base salary of $76,000. The agreement is terminable with or without cause by the Bank. Under the agreement, Mr. Norton has no right to compensation or other benefits for any period after voluntary termination or termination by the Bank for cause, provided, however, that (i) in the event that the Bank fails to comply with any material provision of the employment agreement he shall be entitled to severance payments equal to his annual salary multiplied by three or (ii) if certain adverse actions are taken with respect to the officer's employment following a Change in Control of the Company, as defined, Mr. Norton will be entitled to cash severance payments equal to his average annual compensation at the date of termination multiplied by two. A Change in Control of the Company is generally defined in the employment agreement to mean a change in control of a nature that would be required to be reported in response to Item 6(c) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended. Mr. Norton's employment agreement provides that in the event that any payments to be paid thereunder are deemed to constitute "excess parachute payments" and, therefore, subject to an excise tax under Section 4999 of the Code, the amount of severance shall be reduced to an amount that will not result in any excess parachute payments.
Mr. Norton's agreement also provides that in the event of Mr. Norton's disability, retirement or death during the term of the agreement, Mr. Norton or his estate will receive payments equal to the amount of compensation for 12 months at his then current base salary. Based upon compensation levels at January 1, 1998, in the event of a termination of employment following a Change in Control, Mr. Norton would receive $152,320 in cash severance.

     Although the above-described employment agreement could increase the cost of any acquisition of control of the Company, management of the Company does not believe that the terms thereof would have a significant anti-takeover effect.

Indebtedness of Management

     The Bank, in the ordinary course of business, makes available to its directors and executive officers mortgage loans on their primary residences, consumer loans and loans on their savings accounts. Such loans are made on the same terms as comparable loans to other borrowers.



      RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors of the Company has appointed
Olive LLP as independent auditors for the Company for the year ending September 30, 1999, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting. The Company has been advised by Olive LLP that neither the firm nor any of its associates has any relationship with the Company other than the usual relationship that exists between independent public accountants and clients. Olive LLP will have representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE
RATIFICATION OF THE APPOINTMENT OF OLIVE LLP, AS
INDEPENDENT AUDITORS FOR THE YEAR ENDING SEPTEMBER 30, 1999.


                         OTHER MATTERS

     Management is not aware of any business to come before the Annual Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

     The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

                     STOCKHOLDER PROPOSALS

     Any proposal which a stockholder wishes to have included in the proxy solicitation materials to be used in connection with the next Annual Meeting of Stockholders of the Company must be received at the office of the Company no later than November 30, 1999. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the Proxy Statement and set forth on the form of proxy issued for the next Annual Meeting of Stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested.


           ANNUAL REPORTS AND FINANCIAL STATEMENTS

     Stockholders of the Company as of the record date for the Annual Meeting are being forwarded a copy of the Company's Annual Report to Stockholders for the year ended September 30, 1998 ("Annual Report"). Included in the Annual Report are the financial statements of the Company as of September 30, 1998 and 1997 and for each of the years in the three-year period ended September 30, 1998, prepared in accordance with generally accepted accounting principles, and the related report of the Company's independent public accountants. The Annual Report is not a part of this Proxy Statement.

     UPON RECEIPT OF A WRITTEN REQUEST, THE COMPANY WILL
FURNISH TO ANY STOCKHOLDER WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE EXCHANGE ACT FOR THE YEAR ENDED SEPTEMBER 30, 1998. UPON WRITTEN REQUEST, THE COMPANY WILL FURNISH TO ANY
SUCH STOCKHOLDER A COPY OF THE EXHIBITS TO THE ANNUAL REPORT
ON FORM 10-KSB.  SUCH WRITTEN REQUESTS SHOULD BE DIRECTED
TO VERMILION BANCORP, INC., 714 NORTH VERMILION STREET,
DANVILLE, ILLINOIS 61832, ATTENTION: SECRETARY.  THE ANNUAL REPORT
ON FORM 10-KSB IS NOT A PART OF THIS PROXY STATEMENT.   THE
COMPANY'S FORM 10-KSB MAY ALSO BE RETRIEVED ON THE WEBSITE OF THE SECURITIES AND EXCHANGE COMMISSION: WWW.SEC.GOV.








REVOCABLE PROXY


                    VERMILION BANCORP, INC.


      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF VERMILION BANCORP, INC. ("COMPANY") FOR USE AT THE ANNUAL
MEETING OF STOCKHOLDERS TO BE HELD ON January 20, 1999 AND AT ANY
ADJOURNMENT THEREOF.

     The undersigned, being a stockholder of the Company as of December 9, 1998, hereby authorizes the Board of Directors of the Company or any successors thereto as proxies with full powers of substitution, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the main office of the Company located at 714 North Vermilion Street, Danville, Illinois 61832 on Wednesday, January 20, 1999 at 4:30 p.m., Central Daylight Savings Time, and at any adjournment of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, as follows:

     1.  ELECTION OF DIRECTORS.

   ___   FOR all nominees listed below  ___ WITHHOLD AUTHORITY
         (except as marked to the           to vote for all
         contrary below)                    nominees listed
                                            below

Carl W. Busby and Merrill G. Norton


(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)


_________________________________

    2. RATIFICATION OF THE APPOINTMENT of Olive LLP as independent auditors of the Company for the year ending
September 30, 1999.

   ___  FOR     ___ AGAINST    ___ ABSTAIN

    3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting
    Shares of Common Stock of the Company will be voted as specified. If not otherwise specified, this proxy will be voted FOR the election of the Board of Directors' nominees to the Board of Directors and FOR the ratification of the appointment of Olive LLP as independent auditors. You may revoke this proxy at any time prior to the time it is voted at the Annual Meeting.
     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company to be held on January 20, 1999, or any adjournment thereof, a Proxy Statement for the Annual Meeting and the 1998 Annual Report to Stockholders of the Company prior to the signing of this proxy.

                                  Dated: ___________ ___, 19___.


                              ____________________________________
                                      Signature(s)

                          Please sign exactly as your name(s)
                          appear(s) on this Proxy.  When signing
                          in a representative capacity, please
                          give title.  When shares are held
                          jointly, both should sign. YOU MAY
                          REVOKE THIS PROXY AT ANY TIME PRIOR TO
                          THE TIME IT IS VOTED AT THE ANNUAL
                          MEETING.

      Please check if you plan to attend the meeting.  ___

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE
ENCLOSED ENVELOPE.







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